EXHIBIT 32.2

CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

I, Robert Angrisano, President and Principal Financial Officer of Nevada Star Resource Corp. certify that:

1.

This annual report on Form 10-KSB of Nevada Star Resource Corp. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of Nevada Star Resource Corp.

Date:  November 29, 2005

/s/ Robert Angrisano

Robert Angrisano, President and Principal Financial Officer